Exhibit 10.4
REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 14, 2024, is by and between SunPower Corporation, a Delaware corporation (the “Company”), and Sol Holding, LLC (the “Lender”).
WHEREAS:
In connection with the Second Lien Credit Agreement, of even date herewith (the “Credit Agreement”), by and among the Company, certain subsidiaries of the Company party thereto as guarantors, the Lender, GLAS USA LLC, as administrative agent, and GLAS Americas, LLC, as collateral agent, (i) the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell the Warrants (as defined below) to the Lender in the amounts described in the Credit Agreement, each of which Warrants is exercisable into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), upon the terms and conditions and subject to the limitations and conditions set forth in the Warrant Agreement (as defined below); and
To induce the Lender to execute and deliver the Credit Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lender hereby agree as follows:
1.DEFINITIONS.
a.As used in this Agreement, the following terms shall have the following meanings:
(i)“Additional Filing Deadline” means, with respect to any Registration Statements that may be required pursuant to Section 2(a)(ii), (A) the 20th day following the first date on which such Registrable Securities may then be included in a Registration Statement if such Registration Statement is required because the SEC shall have notified the Company in writing that certain Registrable Securities were not eligible for inclusion on a previously filed Registration Statement, or (B) if such additional Registration Statement is required for a reason other than as described in (A) above, the 20th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required.
(ii)“Additional Registration Deadline” means, with respect to any additional Registration Statement(s) that may be required to be filed pursuant to Section 2(a)(ii), the 30th day following (A) the first date or time that such Registrable Securities may then be included in a Registration Statement if such Registration Statement is required because the SEC shall have notified the Company in writing that certain Registrable Securities were not eligible for inclusion on a previously filed Registration Statement, or (B) if such additional Registration Statement is required for a reason other than as described in (A) above, the 40th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement(s) is required.
(iii)“Business Day” means any day, other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.
(iv)“Exchange Act” means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder, and any successor statute.
(v)“Filing Deadline,” for the Registration Statement required pursuant to Section 2(a)(i), means the date that is 5 Business Days following the date on which the Company files its Annual Report on Form 10-K for the fiscal year ending January 1, 2024, and, for each

1

Registration Statement required pursuant to Section 2(a)(ii) shall mean the Additional Filing Deadline.
(vi)“FINRA” means the Financial Industry Regulatory Authority (or successor thereto).
(vii)“Investor” or “Investors” means the Lender and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 10 hereof.
(viii)“Person” means and includes any natural person, partnership, joint venture, corporation, trust, limited liability company, limited company, joint stock company, unincorporated organization, government entity or any political subdivision or agency thereof, or any other entity.
(ix)“Prospectus” means (A) any prospectus (preliminary or final) included in any Registration Statement, as may be amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference in such prospectus, and (B) any “free writing prospectus” as defined in Rule 405 under the Securities Act (or any successor rule thereto) relating to any offering of Registrable Securities pursuant to a Registration Statement.
(x)“Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.
(xi)“Registrable Securities,” for a given Registration, means (A) any shares of Common Stock (the “Warrant Shares”) issued or issuable upon exercise of, or otherwise pursuant to, the Warrants (without giving effect to any limitations on exercise set forth in the Warrants); provided that such shares of Common Stock will note constitute Registrable Securities until the corresponding Warrant is issued, (B) any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing, (C) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Warrants, (D) any other shares of Common Stock issuable pursuant to the terms of the Warrants, the Credit Agreement or this Registration Rights Agreement, and (E) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization, reorganization, reclassification or similar event with respect to any of the foregoing.
(xii)“Registration Deadline” shall mean, for purposes of the Registration Statement required pursuant to Section 2(a)(i), the earlier of (A) the date that is 90 days after the date that the applicable Registration Statement is actually filed or (B) the date that is 90 days after the applicable Filing Deadline and, with respect to any Registration Statement required pursuant to Section 2(a)(ii), the Additional Registration Deadline. Any Registration Deadline (or any extension thereof) shall be automatically extended to five Business Days after resolving any comments to the Registration Statement received from the SEC, provided that the Company has, and continues to use, its reasonable best efforts to respond and resolve as promptly as practicable any comments to the Registration Statement received from the SEC.
(xiii)“Registration Statement(s)” means any registration statement(s) of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, all amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits to, and all material incorporated by reference in, such Registration Statement.
(xiv)“Rule 415” means Rule 415 under the Securities Act or any successor rule providing for the offering of securities on a continuous basis.

2

(xv)“SEC” means the United States Securities and Exchange Commission.
(xvi)“Warrants” means such warrants issued by the Company pursuant to the Warrant to Purchase Common Stock of the Company, dated as of the date hereof (the “Warrant Agreement”), and, if issued, any Second Tranche Warrants (as such term is defined in the Warrant Agreement).
2.REGISTRATION.
a.Mandatory Registration.
(i)Following the Closing Date, the Company shall prepare, and, on or prior to the applicable Filing Deadline, file with the SEC a Registration Statement (the “Mandatory Registration Statement”) on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a Registration of the Registrable Securities, subject to the consent of the Investor, which consent shall not be unreasonably withheld) covering the resale of the Registrable Securities, which Registration Statement, to the extent allowable under the Securities Act and the rules and regulations promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of or otherwise pursuant to the Warrants or the Warrant Shares to prevent dilution resulting from stock splits, stock dividends, stock issuances or similar transactions. The number of shares of Common Stock initially included in such Registration Statement shall be no less than the aggregate number of Warrant Shares that are then issuable upon exercise of or otherwise pursuant to the Warrants, without regard to any limitations on the Investors’ ability to exercise the Warrants. Each Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and shall be subject to the approval, which shall not be unreasonably withheld or delayed, of) the Investors and their counsel prior to its filing or other submission.
(ii)If for any reason, despite the Company’s use of its reasonable best efforts to include all of the Registrable Securities in the Registration Statement filed pursuant to Section 2(a)(i) above (and subject to Section 3(q) below), the SEC does not permit all of the Registrable Securities to be included in, or for any other reason any Registrable Securities are not then included in, such Registration Statement, then the Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an additional Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415.
b.Piggy-Back Registrations. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall determine (i) to file with the SEC a registration statement under the Securities Act relating to an offering for its own account or for the account of any other holder of its equity securities (other than securities being registered on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), and/or (ii) otherwise to effect an underwritten offering of any securities of the Company of a type included in a then effective Registration Statement, the Company shall send to the Investors written notice of such determination and, if within 15 days after the effective date of such notice, the Investors shall so request in writing, the Company shall include in such Registration Statement and/or include in such underwritten offering, as applicable, all or any part of such Investor’s Registrable Securities that the Investor requests to be registered and/or included in the underwritten offering, as applicable, except that if, in connection with any underwritten offering for the account of the Company, the managing underwriter(s) thereof shall impose a limitation on the number of Registrable Securities which may be included in such offering because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such underwritten offering only such limited portion of the Registrable Securities

3

with respect to which the Investor has requested inclusion hereunder as the underwriter(s) shall permit;
provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities to be sold for the accounts of any holders of the Company’s equity securities which are not entitled by contract to inclusion of such securities in an underwritten offering or are not entitled to pro rata inclusion with the Registrable Securities;
provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the contractual right to include such securities in such underwritten offering other than holders of securities entitled to inclusion of their securities in such underwritten offering by reason of demand registration rights. Thus, if a registration pursuant to this Section 2(b) relates solely to an underwritten secondary registration on behalf of other holders of the Company’s securities, the order of priority would be as follows: (i) first, the securities requested to be included therein by the holders requesting such registration pursuant to Section 2(a), (ii) second, (A) to the extent none of the securities in clause (i) above are Registrable Securities or Prior Holder Securities (as defined below) then Registrable Securities and Prior Holder Securities pro rata among the holders thereof on the basis of the number of securities so requested to be included therein owned by each such holder or in such other manner as they agree, (B) to the extent the securities requested in clause (i) are Registrable Securities, then Prior Holder Securities pro rata among the holders thereof on the basis of the number of securities so requested to be included therein owned by each such holder or in such other manner as they may agree or (C) to the extent the securities requested in clause (i) are Prior Holder Securities, then Registrable Securities and any Prior Holder Securities not included in clause (i) pro rata among the holders thereof on the basis of the number of securities so requested to be included therein owned by each such holder, or in such other manner as they may agree, so requested to be included therein and (iii) third, other securities requested to be included in such registration; and
provided, further, however, that no right to registration of Registrable Securities under this Section 2(b) shall be construed to limit any Registration required under Section 2(a) hereof. If an Investor’s Registrable Securities are included in an underwritten offering pursuant to this Section 2(b), then such Investor shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in such underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. Notwithstanding anything to the contrary set forth herein, the rights of the Investors pursuant to this Section 2(b) shall only be available in the case of an underwritten offering or in the event the Company fails to timely file, obtain effectiveness or maintain effectiveness of any Registration Statement to be filed pursuant to Section 2(a) in accordance with the terms of this Agreement.
c.Shelf Take-Down. At any time that a Registration Statement covering Registrable Securities is effective, if any Investor delivers a notice to the Company (a “Take-Down Notice”) stating that such Investor intends to effect an underwritten offering of all or part of its Registrable Securities included in the Registration Statement (a “Shelf Underwritten Offering”) and stating the number of the Registrable Securities to be included in the Shelf Underwritten Offering, provided that the estimated market value of the Registrable Securities to be included in such Shelf Underwritten Offering is at least $5 million, then the Company shall amend or supplement the Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering. The Investors shall be entitled to effect no more than two Shelf Underwritten Offerings pursuant to this Section 2(c) during any 12-month period. In connection with any Shelf Underwritten Offering, (A) subject to Section 2(d), the Company shall promptly deliver the Take-Down Notice to all other Investors included on such Registration Statement and any other Registration Statement covering Registrable Securities then in effect and permit each such Investor to include its Registrable Securities included on any Registration Statement in the Shelf Underwritten Offering, if such Investor notifies the Company within five Trading Days after delivery of the Take-Down Notice to such Investor; and (B) if the managing underwriter(s) thereof shall impose a limitation on the number of Registrable Securities and other securities that may be included in such underwritten offering, because, in the managing underwriter(s) judgment, marketing or other factors dictate that such a limitation is necessary to facilitate public distribution pursuant to such underwritten offering, the Company will include in such offering (i) first, the Registrable Securities requested to be included therein by the Investors pro rata among the

4

holders thereof on the basis of the number of securities so requested to be included therein owned by each such holder or in such other manner as they agree and (ii) thereafter, such other securities requested to be included in such registration as the Company shall determine.
d.Notices. Each Investor acknowledges and agrees that, in the event the Company would be required by the terms of this Section 2 to provide notice to such Investor of the filing of any Registration Statement or any underwritten offering in which any Registrable Securities of any Investor are eligible to be included, the Company shall provide such notice only to counsel to such Investor or such other counsel as shall have been designated by such Investor, unless such Investor has given prior written instructions to the contrary to the Company. Delivery of such notice to an Investor’s counsel in accordance with the foregoing shall constitute delivery to such Investor for purposes hereof and shall not constitute a breach of Section 11.02 of the Credit Agreement.
3.OBLIGATIONS OF THE COMPANY. In connection with any registration of the Registrable Securities hereunder, the Company shall have the following obligations:
a.The Company shall prepare promptly, and file with the SEC as soon as practicable after such registration obligation arises hereunder (but in no event later than the applicable Filing Deadline), a Registration Statement with respect to the number of Registrable Securities provided in Section 2(a), as applicable, and thereafter use its reasonable best efforts to cause each such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, but in any event shall use its reasonable best efforts to cause each such Registration Statement relating to Registrable Securities to become effective no later than the Registration Deadline, and shall thereafter use its reasonable best efforts to keep the Registration Statement current and effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities included in such Registration Statement have been sold and (ii) assuming all of the Warrants will be exercised pursuant to Cash Exercises (as defined in the Warrant Agreement), the date on which all of the Registrable Securities included in such Registration Statement (in the advice of counsel to the Investors) may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof), and without compliance with any “current public information” requirement, pursuant to Rule 144 under the Securities Act (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), except for information provided in writing by an Investor pursuant to Section 4(a), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. In the event that Form S-3 is not available for the Registration of the resale of any Registrable Securities hereunder (but, for the avoidance of doubt, without in any way affecting the Company’s obligation to register the resale of the Registrable Securities on such other form as is available, as provided in Section 2(a)), (x) the Company shall undertake to file, within 30 days of such time as such form is available for such Registration, a post-effective amendment to the Registration Statement then in effect, or otherwise file a Registration Statement on Form S-3, registering such Registrable Securities on Form S-3; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement (or post-effective amendment) on Form S-3 covering such Registrable Securities has been declared effective by the SEC, and (y) the Company shall provide that any Registration Statement on Form S-1 filed hereunder shall incorporate documents by reference (including by way of forward incorporation by reference) to the maximum extent possible. If the Company is a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act) at the time the Company is requested or required hereunder to file a Registration Statement or amendment to a Registration Statement hereunder (including pursuant to Section 3(b)), the Company shall use its reasonable best efforts to file the Registration Statement or amendment as an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act).
b.The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to each Registration Statement and the prospectus used in connection with each Registration Statement as may be necessary to keep each Registration Statement current and effective at all times during the Registration Period, and, during the Registration Period, shall comply with the provisions of the Securities Act with respect to the

5

disposition of all Registrable Securities of the Company covered by each Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the event that on any Trading Day (as defined below) the number of shares available under the Registration Statements filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities issued or issuable upon exercise of or otherwise pursuant to the Warrants (the “Registration Trigger Date”), including any additional shares of Common Stock issued in connection with any anti-dilution provisions contained in the Warrants, without giving effect to any limitations on the Investors’ ability to exercise the Warrants, the Company shall amend the Registration Statements, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover the total number of Registrable Securities so issued or issuable upon exercise of or otherwise pursuant to the Warrants (without giving effect to any limitations on exercise contained in the Warrants) as of the Registration Trigger Date as soon as practicable, but in any event within 20 days after the Registration Trigger Date. The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as reasonably practicable following the filing thereof, but in any event the Company shall cause such amendment and/or new Registration Statement to become effective within 60 days of the Registration Trigger Date or as promptly as practicable in the event the Company is required to increase its authorized shares. “Trading Day” shall mean any day on which the Common Stock is traded for any period on the Nasdaq Stock Market (“Nasdaq”), or if not Nasdaq, the principal securities exchange or other securities market on which the Common Stock is then being traded.
c.The Company shall furnish to each Investor and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of a Registration Statement referred to in Section 2(a) or any supplement or amendment filed pursuant to Section 2(c), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement, amendment or supplement (other than any portion of any thereof which contains information for which the Company has sought or intends to seek confidential treatment, which contains or reflects any material non-public information with respect to the Company or its securities or which relates to Company matters that are in the reasonable judgment of the Company not relevant to the Investor’s interests with respect to the Registrable Securities), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as an Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor; provided that the Company may determine in its reasonable judgment to provide any such copies in electronic form only provided further that the Company need not provide any such copies of filings under the Exchange Act that are automatically incorporated. The Company will promptly notify each of the Investors by electronic mail of the effectiveness of each Registration Statement or any post-effective amendment to a Registration Statement. The Company will promptly respond to any and all comments received from the SEC, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable but in no event later than three Business Days, following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review, shall file a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two Business Days after the submission of such request. No later than the first Business Day after such Registration Statement becomes effective, the Company will file with the SEC the final prospectus included therein pursuant to Rule 424 (or successor thereto) under the Securities Act.
d.The Company shall use its reasonable best efforts to (i) register and qualify, in any jurisdiction where registration and/or qualification is required, the Registrable Securities covered by the Registration Statements under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investors shall reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be reasonably necessary to maintain the effectiveness thereof during the

6

Registration Period, (iii) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.
e.As promptly as practicable after becoming aware of such event, the Company shall notify each Investor that holds Registrable Securities of the happening of any event (but without providing any material nonpublic information related thereto, which for the avoidance of doubt, should not be construed to include the notice to the Lender pursuant to this subsection), of which the Company has knowledge, as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its reasonable best efforts promptly to prepare a supplement or amendment to any Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.
f.The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order and to notify each Investor that holds Registrable Securities covered by such Registration Statement (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof, in each case, as promptly as reasonably practicable.
g.The Company shall permit a single firm of counsel designated by the Investors (“Legal Counsel”) to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof but excluding the Company’s filings under the Exchange Act), a reasonable period of time prior to their filing with the SEC (not less than five Business Days but not more than eight Business Days) and not file any documents in a form to which Legal Counsel reasonably objects and will not request acceleration of such Registration Statement without prior notice to Legal Counsel.
h.The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning any Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure (to the extent such notice is permissible under applicable law or order from a court or governmental body of competent jurisdiction in the sole discretion of the Company), and allow such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.
i.The Company shall use its reasonable best efforts to cause all the Registrable Securities covered by each Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, and, to arrange for at least two market makers to register with FINRA as such with respect to such Registrable Securities.

7

j.The Company shall provide a transfer agent and registrar, which may be a single entity, and provide a CUSIP number for all such Registrable Securities not later than the effective date of the initial Registration Statement.
k.The Company shall cooperate with each Investor that holds Registrable Securities being offered and the managing underwriter or underwriters with respect to an applicable Registration Statement, if any, to facilitate the timely (i) preparation and delivery of evidence of book entry registration or certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to such Registration Statement, and enable such book entries or certificates to be registered in such names and in such denominations or amounts, as the case may be, or (ii) crediting of the Registrable Securities to be offered pursuant to a Registration Statement to the applicable account (or accounts) with The Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, in any such case as such Investor or the managing underwriter or underwriters, if any, may reasonably request. Within three Business Days after a Registration Statement which includes Registrable Securities becomes effective, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to each Investor) an appropriate instruction and an opinion of such counsel in the form required by the transfer agent in order to issue the Registrable Securities free of restrictive legends.
l.At the reasonable request of an Investor, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.
m.The Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities (other than Registrable Securities) in any Registration Statement filed pursuant to Section 2(a) or 3(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of Investors holding a majority-in-interest of the then outstanding Registrable Securities. In addition, the Company shall not include any securities for its own account or the account of others in any Registration Statement filed pursuant to Section 2(a) or 3(a) hereof or any amendment or supplement thereto filed pursuant to Section 3(b) hereof without the consent of Investors holding a majority-in-interest of the then outstanding Registrable Securities.
n.The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of the Registrable Securities pursuant to a Registration Statement.
o.The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC).
p.If required by the FINRA Corporate Financing Department, the Company shall promptly effect a filing with FINRA pursuant to FINRA Rule 5110 (or successor thereto) with respect to the public offering contemplated by resales of securities under the Registration Statement (an “Issuer Filing”), and pay the filing fee required by such Issuer Filing. The Company shall use its reasonable best efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement.
q.If at any time the SEC advises the Company in writing that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act, the Company shall use its reasonable best efforts to persuade the SEC that the offering contemplated by a Registration Statement is a bona fide secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 under the Securities Act and that none of the Investors is an “underwriter.” To the extent permitted by the SEC, the Investors shall have the right to participate or have their respective counsel participate in any meetings or discussions with the SEC regarding the SEC’s position and to comment or have their respective counsel comment on any written submission made to the SEC with respect thereto. No such written submission shall be made to

8

the SEC to which any Investor’s counsel reasonably objects. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 3(q), the SEC refuses to alter its position, the Company shall remove from the Registration Statement such portion of the Registrable Securities as the SEC requires in writing be removed therefrom. Any such cut-back imposed by the SEC as contemplated by this Section 3(q) shall be imposed on a pro rata basis (based upon the Registrable Securities held by each of the Investors), first, to the Registrable Securities that are not Warrant Shares until all of such Registrable Securities are removed from the Registration Statement, and only then to the Warrant Shares, unless otherwise required by the SEC or otherwise directed by any Investor.
r.Notwithstanding anything to the contrary in Section 3(e), at any time after the effective date of the applicable Registration Statement, the Company may suspend the use of any prospectus forming a part of any Registration Statement and delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company and is not, in the advice of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall (i) promptly notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company shall not disclose the content of such material non-public information to any Investor unless otherwise requested in writing by such Investor) and the date on which the Grace Period will begin, and (ii) as soon as such date may be determined, promptly notify the Investors in writing of the date on which the Grace Period ends; and, provided, further, that (A) no Grace Period shall exceed 45 consecutive days, (B) during any 365 day period, such Grace Periods shall not exceed an aggregate of 75 days and (C) the first day of any Grace Period must be at least 10 Business Days after the last day of any prior Grace Period (each Grace Period that satisfies all of the requirements of this Section 3(r) being referred to as an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(e) hereof shall not be applicable during the period of any Allowable Grace Period, Failure Payments (as defined in the Warrant Agreement and in this Agreement) shall not accrue on any day during an Allowable Grace Period, and the unavailability of a Registration Statement for resales of the Registrable Securities on any day during an Allowable Grace Period shall not constitute a “Registration Failure” (as defined in the Warrant Agreement). Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(e) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.
s.In the event of an underwritten offering pursuant to Section 2(c) in which any Registrable Securities of any Investor are to be included, the Company agrees to enter into and perform the Company’s obligations under an underwriting agreement, in usual and customary form, including customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.
t.No Investor shall be described or referred to in any Registration Statement as an “underwriter” within the meaning of Section 2(11) of the Securities Act without the prior written consent of such Investor (which consent may be given or withheld in the sole and absolute discretion of such Investor). If, notwithstanding the foregoing, at any time the SEC advises the Company in writing that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act, the Company shall use its best efforts to persuade the SEC that the offering contemplated by a Registration Statement is a bona fide secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 under the Securities Act and that none of the Investors is an “underwriter.” The Investors shall have the right to participate or have their respective counsel participate in any meetings or discussions with the SEC regarding the SEC’s position and to comment or have their respective counsel comment on any written submission made to the SEC with respect thereto. No such written submission shall be made to the SEC to which any Investor’s counsel reasonably objects.

9

u.At the reasonable request of any Investor (in the context of the securities laws), or in the case of an underwritten offering upon the request of any underwriter, the Company shall furnish to such Investor or underwriter, as the case may be, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as such Investor or underwriter may reasonably request (i) a “comfort letter,” dated such date, from the Company’s independent registered certified public accountants, in form and substance as is customarily given by independent registered certified public accountants to underwriters in an underwritten public offering, addressed to the Investors and any underwriters (or if such accountants are prohibited by generally accepted auditing standards from issuing a “comfort letter” to an Investor, the Company shall furnish to such Investor an “agreed upon procedures” letter covering the same matters to the greatest extent possible, and otherwise in customary form and substance), and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given to underwriters in an underwritten public offering, addressed to such Investor or underwriter, as the case may be. In addition, at the reasonable request (in the context of applicable securities laws) of any Investor, or in the case of an underwritten offering upon the request of any underwriter, the Company shall make available for inspection by (A) any Investor, (B) legal counsel to the Investors, (C) any underwriter participating in any disposition pursuant to the Registration Statement, (D) legal counsel representing any such underwriter with respect to any disposition pursuant to the Registration Statement and/or (E) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Investor to fulfill any due diligence obligation by such Investor or underwriter, and cause the Company’s chief executive officer, chief financial officer, executive vice presidents and secretary to be reasonably available to the Inspectors for questions regarding the Records and to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (1) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (2) the release of such Records is ordered pursuant to a subpoena or order from a court or government body of competent jurisdiction, or (3) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations.
v.At all times during the Registration Period, (i) the Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities, (ii) the Common Stock shall be eligible for clearing through DTC, through its DWAC system, (iii) the Company shall be eligible and participating in the Direct Registration System (“DRS”) of DTC with respect to the Common Stock, and (iv) the Company shall use its reasonable best efforts to cause the Common Stock to not at any time be subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of transactions in shares of Common Stock through DTC, or, in the event the Common Stock becomes subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, the Company shall use its reasonable best efforts to cause any such “chill,” “freeze” or similar restriction to be removed at the earliest possible time.
w.The Company shall notify each Investor, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any prospectus forming a part of such Registration Statement has been filed.
x.After such Registration Statement becomes effective, the Company shall promptly notify each Investor of any request by the SEC that the Company amend or supplement such Registration Statement or prospectus.

10

y.The Company shall ensure that, at all times after any Registration Statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.
4.OBLIGATIONS OF THE INVESTOR. In connection with the registration of the Registrable Securities, each Investor shall have the following obligations:
a.It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of an Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor of the information the Company requires from such Investor. Any such information shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. An Investor must provide such information to the Company at least three Business Days prior to the first anticipated filing date of such Registration Statement if such Investor elects to have any Registrable Securities included in the Registration Statement.
b.Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of the Investor’s Registrable Securities from such Registration Statement.
c.In the event of an underwritten offering pursuant to Section 2(b) in which any Registrable Securities of any Investor are to be included, such Investor agrees to enter into and perform the Investor’s obligations under an underwriting agreement, in usual and customary form, including customary indemnification and contribution obligations (as applicable to selling security holders generally), with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Investor Registrable Securities.
d.Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f).
e.Each Investor agrees that it will promptly notify the Company of any material changes in the information set forth in a Registration Statement furnished by or regarding such Investor, other than changes in the number of shares beneficially owned.
5.REGISTRATION FAILURE. In the event of a Registration Failure (as defined in the Warrants), the Investors shall be entitled to Failure Payments (as defined in the Warrants) and such other rights as set forth in the Warrants and, subject to any applicable cure periods, all payments and remedies provided under the Credit Agreement upon the occurrence of an Event of Default.
6.EXPENSES OF REGISTRATION. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for the Company shall be borne by the Company. The Company shall also reimburse the Investors for the reasonable and documented fees and disbursements of Legal Counsel in the aggregate amount up to $25,000 per registration in connection with registrations pursuant to Section 2 or 3 of this Agreement.

11

7.INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:
a.The Company will indemnify, hold harmless and defend (i) each Investor, (ii) the directors, officers, partners, managers, members, employees, agents of each Investor, and each Person who controls any Investor within the meaning of the Securities Act or the Exchange Act, if any, (each, an “Indemnified Person”), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Claims”) to which any of them may become subject insofar as such Claims arise out of or are based upon: (x) any untrue statement or alleged untrue statement of a material fact in any Registration Statement, or any amendment or supplement thereto, or any filing made under state securities laws as required hereby, or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (y) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading; or (z) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (x) through (z) being, collectively, “Violations”). The Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable and documented legal fees of a single firm of counsel designated by the Investors and other reasonable and documented expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not apply (A) to a Claim arising out of or based upon a Violation to the extent that such Violation occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto, or (B) to any amounts paid in settlement of any Claim effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by any of the Investors pursuant to Section 10.
b.Promptly after receipt by an Indemnified Person under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against the Company under this Section 6, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnified Person, as the case may be;
provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable and documented fees and expenses to be paid by the Company, if, in the reasonable opinion of counsel for such Indemnified Person, the representation by such counsel of the Indemnified Person and the Company would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Indemnified Persons, and such legal counsel shall be selected by the Investors. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person under this Section 6, except to the extent that the Company is actually prejudiced in its ability to defend such action, and shall not relieve the Company of any liability to the Indemnified Person otherwise than pursuant to this Section 6. The Company shall not, without the prior written consent of the Indemnified Persons, consent to entry of any judgment or enter into any settlement or other compromise with respect to any Claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not any such Indemnified Party is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to

12

the Indemnified Persons of a full release from all liability with respect to such Claim or which includes any admission as to fault or culpability on the part of any Indemnified Person. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as any expense, loss, damage or liability is incurred.
c.Each Investor will indemnify, hold harmless and defend (i) the Company, and (ii) the directors, officers, partners, managers, members, employees, and agents of the Company, if any (each, a “Company Indemnified Person”), against any Claims to which any of them may become subject insofar as such Claims arise out of or are based upon any Violation that occurs due to the inclusion by the Company in a Registration Statement of false or misleading information about an Investor, where such information was furnished in writing to the Company by or on behalf of such Investor for the purpose of inclusion in such Registration Statement. Notwithstanding anything herein to the contrary, the indemnity agreement contained in this Section 6(c) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investors, which consent shall not be unreasonably withheld or delayed; and provided, further, however, that an Investor shall be liable under this Section 6(c) for only that amount of a Claim as does not exceed the net amount of proceeds received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.
d.Promptly after receipt by a Company Indemnified Person under this Section 6 of notice of the commencement of any action (including any governmental action), such Company Indemnified Person shall, if a Claim in respect thereof is to be made against any Investor under this Section 6, deliver to such Investor a written notice of the commencement thereof, and such Investor shall have the right to participate in, and, to the extent such Investor so desires, to assume control of the defense thereof with counsel mutually satisfactory to such Investor and such Company Indemnified Person.
8.CONTRIBUTION. If for any reason the indemnification provided for in Section 6(a) or 6(c) (as applicable) is unavailable to an Indemnified Person or Company Indemnified Person (as applicable) or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the Indemnified Person or Company Indemnified Person (as applicable) as a result of the Claim in such proportion as is appropriate to reflect the relative fault of the Indemnified Person or Company Indemnified Person (as applicable) and the indemnifying party (provided that the relative fault of any Company Indemnified Person shall be deemed to include the fault of all other Company Indemnified Persons), as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation within the meaning of Section 10(f) of the Securities Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of an Investor be greater in amount than the net amount of proceeds received by such Investor as a result of the sale of Registrable Securities giving rise to such contribution obligation pursuant to the applicable Registration Statement (net of the aggregate amount of any damages or other amounts such Investor has otherwise been required to pay (pursuant to Section 6(c) or otherwise) by reason of such Investor’s untrue, misleading or alleged untrue statement or omission or alleged omission).
9.REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company agrees to:
a.make and keep public information available, as those terms are understood and defined in Rule 144;
b.file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and
c.so long as any of the Investors owns Registrable Securities, promptly upon request, furnish to such Investor (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act as required for applicable provisions of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents

13

so filed by the Company and (iii) such other information as may be reasonably requested to permit such Investor to sell such Registrable Securities pursuant to Rule 144 without registration.
10.ASSIGNMENT OF REGISTRATION RIGHTS. The rights under this Agreement shall be automatically assignable by each Investor to any transferee of all or any portion of the Registrable Securities if: (i) such Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, and (iii) at or before the time the Company receives the written notice contemplated in clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein as applicable to the Investors. In the event that the Company receives written notice from an Investor that it has transferred all or any portion of its Registrable Securities pursuant to this Section 9, the Company shall have up to 10 days to file any amendments or supplements necessary to keep a Registration Statement current and effective pursuant to Rule 415, and the commencement date of any Event of Failure (as defined in the Warrant Agreement) or Event of Default (as defined in the Warrant Agreement) under the Warrants caused thereby will be extended by 10 days. Each Investor shall at all times comply with the restrictions on transfer set forth in Section 8 of the Warrant Agreement (to the extent applicable to such Investor), which provisions are hereby incorporated by reference and made a part hereof.
11.AMENDMENT OF REGISTRATION RIGHTS. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the holders of a majority in interest of then-outstanding Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each of the Investors and the Company.
12.MISCELLANEOUS.
a.A Person is deemed to hold, and be a holder of, shares of Common Stock or other Registrable Securities whenever such Person owns of record or beneficially through a “street name” holder such shares of Common Stock or other Registrable Securities (or the Warrants or other securities upon exercise, conversion or exchange of which such Registrable Securities are directly or indirectly issuable, without giving effect to any limitations on exercise, conversion or exchange of the Warrants or other securities), and solely for purposes hereof, Registrable Securities shall be deemed outstanding to the extent they are directly or indirectly issuable upon exercise, conversion or exchange of the Warrants or other outstanding securities, Registrable Securities, without giving effect to any limits on exercise, conversion or exchange of the Warrants or other securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities (or the Warrants or other securities upon exercise, conversion or exchange of which such Registrable Securities are directly or indirectly issuable).
b.Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by electronic mail and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by electronic mail, in each case addressed to a party. The addresses for such communications shall be:
If to the Company:
SunPower Corporation
880 Harbour Way South, Suite 600
Richmond, CA 94804
Email:    Eileen.Evans@sunpower.com
Attn:    Eileen Evans (Executive Vice President, Chief Legal Officer and Corporate Secretary)

14

With copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
609 Main Street
Houston, Texas 77002
Email:    julian.seiguer@kirkland.com
bryan.flannery@kirkland.com
Attn:    Julian J. Seiguer, P.C.
Bryan D. Flannery
If to Sol Holding, LLC, as Investor:
Sol Holding, LLC
1345 Avenue of the Americas, 30th Floor
New York, NY 10105
Email:    Emmanuel.barrios@totalenergies.com
christopher.gillies@totalenergies.com
marine.delaitre@totalenergies.com
Julie.Ashworth@global-infra.com
Gregg.Myers@global-infra.com
Nathaniel.Anschuetz@global-infra.com
Attn: Emmanuel Barrios, Christopher Gillies, Marine Delaitre
Attn: Julie Ashworth, Gregg Myers, and Nathaniel Anschuetz

With a copy (which shall not constitute notice) to:
White & Case LLP
1221 Avenue of the Americas
New York, NY 10020
Email:    elenamaria.millerman@whitecase.com
laurakatherine.mann@whitecase.com
Attn:    Elena Maria Millerman
Laura Katherine Mann
Each party shall provide notice to the other party of any change in address.
c.Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.
d.All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, borough of Manhattan. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provision of

15

this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
e.This Agreement, the Warrants and the Credit Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof. This Agreement, the Warrants and the Credit Agreement (including all schedules and exhibits thereto) supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.
f.Subject to the requirements of Section 10 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, and the provisions of Sections 7 and 8 hereof shall inure to the benefit of, and be enforceable by, each Indemnified Person and Company Indemnified Person (as applicable).
g.The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
h.This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by electronic transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.
i.Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
j.The parties hereto acknowledge that a breach by either party of its obligations hereunder will cause irreparable harm to the other party by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the parties hereto acknowledge that the remedy at law for breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the other party of any of the provisions hereunder, that the aggrieved party shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.
k.The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
l.In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.
m.In the event an Investor shall sell or otherwise transfer any of such holder’s Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included in a Registration Statement for such transferor.
n.There shall be no oral modifications or amendments to this Agreement. This Agreement may be modified or amended only in writing.
o.The Company shall not grant any Person any registration rights with respect to shares of Common Stock or any other securities of the Company other than registration rights that will not adversely affect the rights of the Investors hereunder (including by limiting in any way the number of Registrable Securities that could be included in any Registration Statement pursuant to Rule 415) and shall not otherwise enter into any agreement that is inconsistent with the rights

16

granted to the Investors hereunder, other than the right under Section 2(b) to exclude Registrable Securities on a pro rata basis with either holders of other securities having the contractual right to include such securities in an underwritten offering on a pari passu basis with the Investors or with holders of securities entitled to inclusion of their securities in such underwritten offering by reason of demand registration rights (collectively, “Prior Holder Securities”); provided that the grant of registration rights pursuant to that certain Registration Rights Agreement dated as of the date hereof, by and among the Company and 3i, LP shall not in and of itself be deemed to adversely affect the rights of the Investors hereunder.
p.The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.
q.Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (ii) words in the singular or plural include the singular and plural, and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, and (iii) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

[Remainder of page left intentionally blank]
[Signature page follows]

17

IN WITNESS WHEREOF, the undersigned Lender and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:
SUNPOWER CORPORATION

By:     /s/ Elizabeth Eby
Name: Elizabeth Eby
Title: Executive Vice President, Chief Financial Officer and Authorized Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned Lender and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

LENDER:
SOL HOLDING, LLC

By:     /s/ Emmanuel Barrois
Name: Emmanuel Barrois
Title: Manager

[Signature Page to Registration Rights Agreement]